 Exhibit 99.1

New Residential Investment Corp. to Acquire Genesis Capital LLC

Acquisition of Genesis adds complementary capabilities in business purpose lending to New Residential’s suite of mortgage product offerings

NEW YORK—(BUSINESS WIRE)—New Residential Investment Corp. (NYSE: NRZ; “New Residential” or the “Company”) announced today that it has entered into a definitive agreement with affiliates of The Goldman Sachs Group, Inc. (“Goldman Sachs”) to acquire Genesis Capital LLC (“Genesis”), a leading business purpose lender that provides innovative solutions to developers of new construction, fix and flip and rental hold projects, and acquire a related portfolio of loans. Genesis is expected to originate approximately $2 billion of loans in 2021 and has originated over 12,000 loans since 2014. Genesis supports developers throughout the property lifecycle, partnering to create value for their long standing and new borrower relationships. New Residential intends for Genesis to operate as an independent subsidiary of New Residential.

“The acquisition of Genesis adds a new complementary business line to our Company and advances our ability to create and retain additional strong housing assets for our balance sheet,” said Michael Nierenberg, Chairman, Chief Executive Officer and President of New Residential. “We are excited to work with the seasoned Genesis team and add business purpose lending to our suite of products, furthering our connectivity with a new subset of borrowers. We see the acquisition of Genesis as a great opportunity that supports our growing single-family rental strategy and one that allows us to capture additional unmet demand from our Retail and Wholesale origination channels.”

“We are thrilled to join the New Residential family and share our mission of providing differentiated solutions for our borrowers,” said Robert Wasmund, Chief Executive Officer of Genesis. “Over the years, we have grown Genesis into a leader within the business purpose lending industry, offering developers a broad suite of customized solutions. We pride ourselves on executional excellence, which is why almost all of our customers are repeat borrowers and our portfolio has exhibited minimal losses. We look forward to combining our experience with New Residential’s deep industry knowledge and robust balance sheet as we seek to expand our product offerings and grow in new markets.”

Anthony Arnold, Managing Director at Goldman Sachs said, “We would like to thank the Genesis management team for their leadership over the course of our investment. Under our ownership the team has successfully scaled in new markets nationwide and grown their book substantially while maintaining exceptional credit quality. We are delighted that they have found a great partner to continue their growth and we wish them much success.”

New Residential intends to finance the transaction with existing cash and committed asset-based financing from Goldman Sachs. The transaction is targeted to close during the fourth quarter of 2021, subject to certain approvals and customary closing conditions.

Skadden, Arps, Slate, Meagher & Flom LLP acted as legal advisor to New Residential. Goldman Sachs & Co. LLC acted as exclusive financial advisor and Davis Polk & Wardwell LLP acted as legal advisor to Genesis.

ABOUT NEW RESIDENTIAL
New Residential is a leading provider of capital and services to the mortgage and financial services industry. The Company’s mission is to generate attractive risk-adjusted returns in all interest rate environments through a complementary portfolio of investments and operating businesses. Since inception in 2013, New Residential has delivered over $3.7 billion in dividends to shareholders. New Residential’s investment portfolio is composed of mortgage servicing related assets (full and excess MSRs and servicer advances), residential securities (and associated called rights) and loans (including single family rental), and consumer loans. New Residential’s investments in operating entities include leading origination and servicing platforms through wholly owned subsidiaries, Newrez LLC and Caliber Home Loans Inc., as well as investments in affiliated businesses that provide mortgage related services. New Residential is organized and conducts its operations to qualify as a real estate investment trust (REIT) for federal income tax purposes and is managed by an affiliate of Fortress Investment Group LLC (“Fortress”), a global investment management firm, and headquartered in New York City. Fortress manages $53.9 billion of assets under management as of June 30, 2021 on behalf of approximately 1,800 institutional clients and private investors worldwide across a range of credit and real estate, private equity and permanent capital investment strategies.

ABOUT GENESIS
Genesis offers various funding options to the nation’s top residential single- and multi-family real estate developers, leveraging its expertise, proprietary data and long-term borrower relationships. Genesis delivers both agility and speed as well as reliable, integrated high-touch customer service. Headquartered in Sherman Oaks, California, Genesis has 170 employees.

ABOUT GOLDMAN SACHS
The Goldman Sachs Group, Inc. is a leading global financial institution that delivers a broad range of financial services across investment banking, securities, investment management and consumer banking to a large and diversified client base that includes corporations, financial institutions, governments and individuals. Founded in 1869, the firm is headquartered in New York and maintains offices in all major financial centers around the world.

FORWARD-LOOKING STATEMENTS
Certain information in this press release constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, (i) Genesis’s future performance, including, not limited to, its expected origination of approximately $2 billion of loans in 2021, (ii) statements regarding Genesis’s and the related portfolio of loans’ impact on the Company’s business and future performance, and (iii) statements regarding the transaction, including the ability to obtain all required approvals and consummate the transaction on a timely basis or at all. These statements are not historical facts. They represent management’s current expectations regarding future events and are subject to a number of trends and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those described in the forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. These risks and factors include, but are not limited to, the risks relating to the transaction, including in respect of the satisfaction of closing conditions and the timing thereof; unanticipated difficulties financing the transaction; unexpected challenges related to the integration of Genesis’s businesses and operations; changes in general economic and/or industry specific conditions; difficulties in obtaining governmental and other third party consents in connection with the transaction; changes in general economic and/or industry specific conditions; unanticipated expenditures relating to or liabilities arising from the transaction or the acquired businesses; uncertainties as to the timing of the transaction; litigation or regulatory issues relating to the transaction or the acquired business; the impact of the transaction on relationships with, and potential difficulties retaining, employees, customers and other third parties; and the inability to obtain, or delays in obtaining, expected benefits from the transaction.

For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Cautionary Statements Regarding Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent annual and quarterly reports and other filings filed with the U.S. Securities and Exchange Commission, which are available on the Company’s website (www.newresi.com). New risks and uncertainties emerge from time to time, and it is not possible for New Residential to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Forward-looking statements contained herein speak only as of the date of this press release, and New Residential expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in New Residential’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Contacts:
New Residential Investor Relations
Kaitlyn Mauritz
Head of Investor Relations
IR@NewResi.com